UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): January 8, 2010



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671



Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    CURRENT REPORT ON FORM 8-K


ITEM 8.01  OTHER EVENTS.

On January 8, 2010, First Keystone Corporation, the parent company of First Keystone National Bank, announced that it has uncovered through an internal investigation a defalcation with a maximum exposure of approximately $850,000. This amount is based on the results of management's preliminary investigation. The corporation determined the defalcation was a result of unauthorized activities of an employee (non officer) of the bank, who has been terminated. Although the investigation is ongoing, there does not appear to be any losses which include the involvement of any other employee. The corporation believes that the defalcation does not include any customer accounts unrelated to the employee. The appropriate governmental authorities have been notified and the bank is cooperating fully with respect to the authorities' investigation.

The corporation maintains insurance coverage for this type of risk with a deductible of $50,000. Management expects that this claim will constitute a covered loss and as such the total estimated loss should not exceed $50,000 on a pre tax or $33,000 net of income taxes.

Management is vigorously evaluating the impact of this incident on its current controls and procedures and will implement any changes necessary to address the issues raised by this isolated event. Further, through management's investigation, sufficient evidence has been uncovered to conclude that the soundness and financial condition of First Keystone Corporation will not be affected by this event.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements of Business Acquired

     (b)   Pro Forma Financial Information

     (c)   Shell Company Transactions.

     (d)   Exhibits


Exhibit Number           Description
______________           ___________
99.1                     Press Release dated January 8, 2010.

                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Dated:    January 8, 2010

EXHIBIT INDEX

Exhibit Number           Description
______________           ___________

99.1                     Press Release dated January 8, 2010.